                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 19, 2002

                        Commission file number: 333-39373

                        ---------------------------------

                       SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

                    Delaware                                    36-4176637
        (State or other jurisdiction of                      (I.R.S. Employer
         incorporation or organization)                     Identification No.)

 225 W. Washington St. - Ste. 2200, Chicago, IL                    60606
    (Address of principal executive offices)                    (Zip Code)


                                 (312) 419-7100
              (Registrant's telephone number, including area code)

Item 9. REGULATION FD DISCLOSURE

         Today, we are filing with the Securities and Exchange Commission an amendment to our Quarterly Report on Form 10-Q for the period ended September 30, 2002, which amendment adds an exhibit to that filing. Accompanying such amendment were certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications follows:


[SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the December 19, 2002 amendment to the Quarterly Report of Sovereign Specialty Chemicals, Inc.(the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"), I, Norman E. Wells, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Norman E. Wells, Jr.
                                               ---------------------------------
                                               Norman E. Wells, Jr.
                                               Chief Executive Officer
                                               December 19, 2002

[SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the December 19, 2002 amendment to the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"), I, John R. Mellett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ John R. Mellett
                                               ---------------------------------
                                               John R. Mellett
                                               Chief Financial Officer
                                               December 19, 2002

[SOVEREIGN SPECIALTY CHEMICALS LETTERHEAD]


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the December 19, 2002 amendment to the Quarterly Report of Sovereign Specialty Chemicals, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (as amended, the "Report"), I, Terry D. Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Terry D. Smith
                                               ---------------------------------
                                               Terry D. Smith
                                               Chief Financial Officer
                                               December 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SOVEREIGN SPECIALTY CHEMICALS, INC.


Dated: December 19, 2002                   By: /s/ John R. Mellett
                                               ---------------------------------
                                               John R. Mellett
                                               Vice President and
                                               Chief Financial Officer